Putnam
Tax Exempt
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Perhaps the best way to look at the fiscal 1999 performance of Putnam Tax Exempt Income Fund -- and the rest of the bond market, for that matter -- is to focus on the opportunities that should lie in the wake of the market's second worst year on record. Rising interest rates have pulled bond yields higher, but in so doing, they have driven prices lower. The result has been subdued total returns across the board, even though your fund outperformed most other funds in its investment category. Please see page 4 for Lipper rankings.

On the brighter side, municipal bonds are now yielding almost 97% as much as taxable bonds, with attractive tax implications, especially for higher-income investors. David Hamlin, your fund's manager, took advantage of this situation during the fiscal year. But he was not looking only at the current income stream. He was also focusing on the attractive prices of some issues with solid credentials -- and the potentially positive effect on the portfolio that an upswing in the bond market would have.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Manager

David E. Hamlin

In a rising interest-rate market, higher municipal bond yields are an inevitable outcome. Prudent management prescribes the judicious use of strategies to help capture the higher income potential, including the purchase of longer-maturity municipal bonds. This was exactly our prescription for Putnam Tax Exempt Income Fund during the 12 months ended September 30, 1999. We also injected a healthy dose of higher-yielding lower-rated tax-free bonds. Not surprisingly, however, higher interest rates are also symptomatic of falling bond prices. The fund's performance reflects this unavoidable market pressure, though it outperformed most other municipal bond funds with similar investment objectives. See Lipper performance rankings on page 4.

Total return for 12 months ended 9/30/99

     Class A         Class B          Class C          Class M
   NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
-----------------------------------------------------------------------
  -2.12%  -6.74%  -2.76%  -7.39%   -3.20%  -4.12%   -2.40%  -5.54%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.


* DIFFICULT YEAR MAY HAVE SILVER LINING

If history tells us anything about bond investing, it is that buying a bond fund after a bad year can be a smart thing to do. The bond market has endured its toughest year since 1994, making it the second-worst year on record, as a result of two moves by the Federal Reserve Board to raise interest rates and calm inflation fears. Today we believe investors are faced with considerable opportunities just as they were following the bond bear markets of 1989 and 1994.

Recently a 30-year AAA-rated municipal bond offered a 6% yield, a superb level of tax-free income, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 2% or less, the after-tax, after-inflation returns are the highest they have been in years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                  20.3%

Transportation               19.9%

Utilities                    14.7%

Education                     5.3%

Water and
sewerage                      5.2%

Footnote reads:
*Based on net assets as of 9/30/99. Holdings will vary over time.


Most of this attractive opportunity can be explained by Y2K, which, except for Treasuries, has had a massive impact on all markets. Most municipalities have accelerated their bond issues out of concern that Y2K complications may affect the financial markets. As a consequence, we expect a supply void in the fourth quarter. In the past, unusually low supply, combined with healthy demand by investors, has been the recipe for strong performance in the bond market.

* NEW YORK CITY AND CALIFORNIA GOs TRIMMED IN FAVOR OF AIRLINES

Shrugging off the impact of uncertainty in global financial markets last fall, California and New York City general obligation bonds (GOs) climbed steadily in value during the period. Given their marked appreciation, we scaled back these two positions in anticipation of additional supply coming to market in the near future, an event that typically creates some price pressure. Given the current demand for the tax-free income offered by these bonds, particularly in California, the fund realized substantial gains from the sale.

We invested the proceeds from the sale of those GOs in the airline industry, which has been one of the most rewarding sectors of the municipal bond market for your fund. The fund has been an active buyer of Continental Airlines bonds, among them those issued by the City of Houston Airport System and New Jersey Economic Development Authority. Effective management, strong passenger demand, and a young plane fleet bolster our outlook for this turnaround airline. The fund's holdings in United Air Lines and American Airlines have also proved rewarding. While these and other holdings were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 8.5%

A -- 7.2%

Baa/BBB -- 20.2%

Ba/BB -- 6.1%

B -- 2.1%

Other -- 0.2%

Aaa/AAA -- 55.7%

Footnote reads:
*As a percentage of market value as of 9/30/99. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* FUND SEEKS TO MAXIMIZE INCOME WHILE PROCEEDING WITH CAUTION

Although the fund's performance has been in line with the overall direction of the municipal bond market, we have minimized the impact of rising interest rates by investing in intermediate to longer-intermediate maturities (10 to 15 years) and the lower-credit sectors (BB rated and below). Our research has shown that over the course of an interest-rate cycle these intermediate-maturity bonds and lower-rated municipal bonds tend to fluctuate less widely than shorter-term bonds and higher-quality bonds. They can also be helpful in boosting income potential.

We have extended the portfolio's duration to eight years. (Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates.) This longer duration is largely the result of selling several older prerefunded bonds that were due to mature within a year and reinvesting the proceeds in higher-yielding, longer-maturity bonds.

In keeping with our goal of providing income stability and low price volatility, we have found many investment opportunities in the noninvestment grade area. These bonds are often unrated by the rating agencies, a situation that provides a rare opportunity to invest in a municipal security before it becomes widely followed. Regardless of whether a security has been rated by one of the agencies, we do our own evaluation of every issue that might be considered for the portfolio. Thus, no security that your fund owns is actually unrated.


Putnam Tax Exempt Income Fund's class A shares were ranked in the top 25% by Lipper for the one-year period ended September 30, 1999. The fund ranked 61 out of 263 municipal bond funds ranked.

Past performance is not indicative of future restuls. For the 5- and 10-year periods ended 9/30/99, the fund ranked 86 out of 162 (53%) and 34 out of 77 (44%), respectively. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary.


Hospitals represent a sector that is undergoing great change, creating uncertainty and the possibility of overlooked gems. Two new fund holdings stand out in particular. Martin County, Minnesota, bonds (Fairmont Community Hospital) carry a 6.625% yield and an internal Putnam rating of BB+. Fairmont Community Hospital is well managed with no local competition. Cochise County, Arizona, bonds, which are financing growth at the Sierra Vista Hospital, offer a 6.20% yield and have been assigned an internal Putnam rating of BBB-. Because these bonds are noncallable, they provide an effective way to help protect the fund's income stream.

* OUTLOOK CALLS FOR PATIENCE, NOT PANIC

Although the Fed did not raise interest rates in October, it has declared a bias toward tightening rates should inflation appear stronger. Even so, much of this bias has already been priced into the bond market's behavior, clearing the way for better performance. There may be some stumbling blocks ahead, but we believe that the major ones are behind us. Guided by this sentiment, we are inclined to take slightly more risk in the portfolio now, extending maturities as opportunities arise.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income taxes, consistent with capital preservation.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                      Class A             Class B           Class C            Class M
(inception dates)    (12/31/76)          (1/4/93)          (7/26/99)          (2/16/95)
                   NAV        POP      NAV      POP      NAV       POP      NAV       POP
------------------------------------------------------------------------------------------
1 year           -2.12%     -6.74%   -2.76%   -7.39%   -3.20%    -4.12%   -2.40%    -5.54%
------------------------------------------------------------------------------------------
5 years          32.66      26.32    28.73    26.73    27.08     27.08    30.70     26.43
Annual average    5.82       4.78     5.18     4.85     4.91      4.91     5.50      4.80
------------------------------------------------------------------------------------------
10 years         93.13      83.95    79.34    79.34    77.69     77.69    86.18     80.12
Annual average    6.80       6.28     6.01     6.01     5.92      5.92     6.41      6.06
------------------------------------------------------------------------------------------
Life of fund    463.74     436.96   369.35   369.35   367.93    367.93   409.72    393.15
Annual average    7.90       7.67     7.03     7.03     7.02      7.02     7.42      7.27
------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                     Lehman Brothers Municipal        Consumer
                             Bond Index              price index
------------------------------------------------------------------------
1 year                         -0.70%                   2.75%
------------------------------------------------------------------------
5 years                        38.78                   12.38
Annual average                  6.77                    2.36
------------------------------------------------------------------------
10 years                      103.85                   34.32
Annual average                  7.38                    2.99
------------------------------------------------------------------------
Life of fund                      --*                 188.49
Annual average                    --*                   4.77
------------------------------------------------------------------------

*Index did not exist.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/89

                                      Lehman Brothers
                   Fund's class A      Municipal Bond    Consumer price
Date               shares at POP           Index             index

9/30/89                9,525               10,000            10,000
9/30/90                9,931               10,680            10,616
9/30/91               11,314               12,088            10,976
9/30/92               12,734               13,351            11,304
9/30/93               14,552               15,053            11,608
9/30/94               13,865               14,689            11,952
9/30/95               15,055               16,333            12,256
9/30/96               15,949               17,320            12,624
9/30/97               17,529               18,884            12,896
9/30/98               18,794               20,529            13,072
9/30/99              $18,395              $20,385           $13,432


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,934 and $17,769, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,618 ($18,012 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

                            Class A       Class B    Class C       Class M
--------------------------------------------------------------------------------
Distributions (number)        12            12          3            12
--------------------------------------------------------------------------------
Income                    $0.463946     $0.404960   $0.072107    $0.437715
--------------------------------------------------------------------------------
Capital gains1
  Long-term                0.015700      0.015700       --        0.015700
--------------------------------------------------------------------------------
  Short-term               0.012000      0.012000       --        0.012000
--------------------------------------------------------------------------------
  Total                   $0.491646     $0.432660   $0.072107    $0.465415
--------------------------------------------------------------------------------
Share value:             NAV      POP       NAV         NAV     NAV      POP
--------------------------------------------------------------------------------
9/30/98                 $9.30    $9.76     $9.30       $ --    $9.32    $9.63
--------------------------------------------------------------------------------
7/26/99*                   --       --        --       8.87       --       --
--------------------------------------------------------------------------------
9/30/99                  8.62     9.05      8.62       8.63     8.64     8.93
--------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------
Current dividend
rate2                    5.56%    5.30%     4.91%      4.75%    5.26%    5.09%
--------------------------------------------------------------------------------
Taxable equivalent3      9.21     8.77      8.13       7.86     8.71     8.43
--------------------------------------------------------------------------------
Current 30-day
SEC yield4               4.89     4.65      4.23       4.20     4.57     4.42
--------------------------------------------------------------------------------
Taxable equivalent3      8.10     7.70      7.00       6.95     7.57     7.32
--------------------------------------------------------------------------------

*Class C share inception date.

1 High-income investors may be subject to the alternative minimum tax.
  Income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income may be subject to state and local taxes

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended September 30, 1999

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1998 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1998 were audited by other auditors whose report dated November 10, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.

                                                                  KPMG LLP
Boston, Massachusetts
November 10, 1999



The fund's portfolio
September 30, 1999


KEY TO ABBREVIATIONS
AMBAC                   -- AMBAC Indemnity Corporation
BIGI                    -- Bond Investors Guarantee Insurance
COP                     -- Certificate of Participation
FGIC                    -- Financial Guaranty Insurance Company
FHA Insd.               -- Federal Housing Administration Insured
FHLMC                   -- Federal Home Loan Mortgage Corporation
FNMA Coll.              -- Federal National Mortgage Association Collateralized
FRB                     -- Floating Rate Bonds
FSA                     -- Financial Security Assurance
GNMA Coll.              -- Government National Mortgage Association Collateralized
G.O. Bonds              -- General Obligation Bonds
IF                      -- Inverse Floater
IFB                     -- Inverse Floating Rate Bonds
MBIA                    -- Municipal Bond Investors Assurance Corporation
TRAN                    -- Tax Revenue Anticipation Notes
VRDN                    -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.2%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Alabama (1.2%)
--------------------------------------------------------------------------------------------------------------------------
     $    8,500,000  Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                       Ser. A, 6.7s, 12/1/24                                                    Baa2        $    8,861,250
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P          11,225,000
          3,750,000  Jefferson Cnty., Swr. Rev. Bond Ser. 487 R,
                       FRB, 8.2s, 2/1/38 (acquired 3/23/99,
                       cost $4,272,343) (RES)                                                   AAA              3,520,313
                                                                                                            --------------
                                                                                                                23,606,563

Arizona (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,510,000  AZ State Muni. Fin. Program COP, BIGI, Ser. 34,
                       7 1/4s, 8/1/09                                                           Aaa              7,689,937
          7,220,000  Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                        BBB-/P           7,183,900
         10,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                         Aaa             11,937,500
                                                                                                            --------------
                                                                                                                26,811,337

Arkansas (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  AR State Hosp. Equip. Fin. Auth. VRDN
                       (Baptist Hlth.), MBIA, 3.85s, 11/1/10                                    A-1+             4,000,000

California (7.1%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  CA State G.O. Bonds, 6 1/2s, 2/1/08                                        AA-             11,212,500
            500,000  CA Statewide Cmnty. Dev. Auth. VRDN
                       (Barton Memorial Hosp.), 3.65s, 12/1/09                                  VMIG-1             500,000
          1,500,000  Los Angeles Cnty., Cmnty. Dev. Comm. Certif.
                       VRDN (Willowbrook), 3.38s, 11/1/15                                       A-1+             1,500,000
         18,900,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                       Rev. Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                          Aaa             17,080,875
          2,200,000  Los Angeles, Cmnty. Redev. Agcy. Multi-Fam.
                       VRDN (Promenade Towers), 3.45s, 4/1/09                                   VMIG-1           2,200,000
          7,000,000  Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                       (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                          Baa2             7,470,750
          2,000,000  Los Angeles, School Dist. COP VRDN
                       (Belmont Learning Complex), Ser. A,
                       3.2s, 12/1/17                                                            VMIG-1           2,000,000
          2,000,000  Oakland, COP VRDN (Cap. Equip.), 3.3s, 12/1/15                             A-1+             2,000,000
         10,150,000  Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.84s,
                       2/14/11(acquired 1/30/97, cost $10,393,516) (RES)                        Aaa             11,406,063
         11,285,000  San Diego Cnty., COP (Inmate Reception Ctr. &
                       Cooling), MBIA, 6 3/4s, 8/1/19                                           Aaa             12,709,731
          2,100,000  San Diego, Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Carmel Del Mar Apts.), Ser. A, 3.3s, 12/1/15                            A-1+             2,100,000
          2,000,000  San Francisco, City & Cnty. Redev. Agy. Multi-Fam.
                       Rev. Bonds VRDN (HSG. Fillmore Ctr.), Ser. A-1,
                       3.1s, 12/1/17                                                            A-1+             2,000,000
                     San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
         53,760,000    zero %, 1/1/24                                                           Aaa             13,104,000
         39,225,000    zero %, 1/1/22                                                           Aaa             10,786,875
         27,400,000    zero %, 1/1/18                                                           Aaa              9,727,000
         17,690,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Merged Area Redev.), MBIA, 5s, 8/1/20                                   Aaa             16,208,463
         17,375,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            17,782,618
                                                                                                            --------------
                                                                                                               139,788,875

Colorado (5.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470
         17,000,000    7s, 8/31/26                                                              Aaa             19,443,750
          5,000,000    6.95s, 8/31/20                                                           Aaa              5,706,250
                     Denver, City & Cnty. Arpt. Rev. Bonds
         28,660,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            31,167,750
         10,340,000    Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                   Aaa             11,451,550
          3,675,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              4,042,500
          1,325,000    Ser. A, MBIA, 8 3/4s, 11/15/23 (Prerefunded)                             Aaa              1,467,438
          4,800,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             5,082,000
            455,000    Ser. A, 8 1/2s, 11/15/23 (Prerefunded)                                   Aaa                486,281
          2,745,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa              2,913,131
            260,000    Ser. A, MBIA, 8 1/2s, 11/15/23 (Prerefunded)                             Aaa                277,875
         22,050,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA             24,310,125
          3,980,000    Ser. B, 7 1/4s, 11/15/23                                                 Baa1             4,258,600
          1,020,000    Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                   Aaa              1,120,725
          5,000,000  Denver, City & Cnty. Single Family Mtg. Rev. Bonds
                       (Metro Mayors Conference), Ser. A, 6s, 10/1/22
                       FHLMC, FNMA Coll., GNMA Coll.                                            AAA              5,031,250
                                                                                                            --------------
                                                                                                               116,759,225

Connecticut (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba1              7,470,000
                     Mashantucket, Western Pequot Tribe 144A
                       Rev. Bonds, Ser. A.
          7,565,000    6.4s, 9/1/11 (acquired 12-17-97,
                       cost $7,503,161) (RES)                                                   Baa2             8,028,356
          7,435,000    6.4s, 9/1/11 (Prerefunded) (acquired 12/17/97,
                       cost $7,374,212) (RES)                                                   Aaa              8,271,438
                                                                                                            --------------
                                                                                                                23,769,794

District of Columbia (4.5%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds, Ser. A
         39,250,000    6 3/8s, 6/1/26                                                           AAA             43,125,938
         38,175,000    6s, 6/1/26                                                               BBB             38,031,844
          7,000,000  DC, Georgetown U. IFB, 8.733s, 4/25/22                                     A1               7,962,500
                                                                                                            --------------
                                                                                                                89,120,282

Florida (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  FL State Board of Ed. Rev. Bonds, Ser. D,
                       5 3/4s, 6/1/22                                                           Aa2              3,920,000
         11,010,000  FL State Gen. Svcs., 8 1/4s, 7/1/17
                       (acquired 9/2/98, cost $14,162,544) (RES)                                AAA/P           12,468,825
         18,500,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                       Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                                 Aaa             23,009,375
         16,375,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                          Baa3            16,784,375
                                                                                                            --------------
                                                                                                                56,182,575

Georgia (5.0%)
--------------------------------------------------------------------------------------------------------------------------
         12,000,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          AAA/P           13,110,000
          1,000,000  Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Holcombs Landing Apts), 3.8s, 8/1/26                                    A-1              1,000,000
                     GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000    Ser. B, FGIC, 8 1/4s, 1/1/11                                             Aaa             12,537,500
         16,700,000    Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa             18,265,625
                     GA State G.O. Bonds
         10,460,000    Ser. D, 6.8s, 8/1/11                                                     Aaa             12,015,925
         15,840,000    Ser. A, 6 1/4s, 4/1/09                                                   Aaa             17,404,200
         21,790,000    Ser. B, 6 1/4s, 4/1/09                                                   Aaa             23,941,762
                                                                                                            --------------
                                                                                                                98,275,012

Hawaii (1.1%)
--------------------------------------------------------------------------------------------------------------------------
         10,560,000  HI State G.O. Bonds, Ser. CO, FGIC, 6s, 3/1/08                             Aaa             11,286,000
                     Honolulu, City and Cnty., G.O. Bonds, Ser. B, MBIA
          8,600,000    5.45s, 10/1/08                                                           Aa3              8,782,750
          2,000,000    5.45s, 10/1/08 (Prerefunded)                                             Aa3              2,075,000
                                                                                                            --------------
                                                                                                                22,143,750

Illinois (2.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, Board of Ed. G.O. Bonds, Ser. A FGIC
          5,400,000    zero %, 12/1/17                                                          Aaa              1,842,750
          7,750,000    zero %, 12/1/16                                                          Aaa              2,828,750
         14,500,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1            16,475,625
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          3,200,000    8 3/4s, 7/1/11                                                           B/P              3,472,000
          1,635,000    8 3/4s, 7/1/11 (Prerefunded)                                             AAA/P            1,757,625
          8,000,000  IL Dev. Fom. Auth. IFB (St. Luke's Med. Ctr.), MBIA,
                       9.767s, 10/1/24                                                          Aaa              9,090,000
          2,000,000  IL Hlth. Fac. Auth. IFB (Methodist Hlth.), AMBAC,
                       9.922s, 5/18/21                                                          Aaa              2,237,500
          5,000,000  IL Hlth. Fac. Auth. Rev. Bonds (Advocate Hlth.),
                       Ser. B, MBIA, 5 1/4s, 8/15/18                                            AAA              4,593,750
          2,600,000  IL Hsg. Dev. Auth., 10.185s, 2/1/20
                       (acquired 4/8/92, cost $2,773,888) (RES)                                 Aa1              2,740,322
                                                                                                            --------------
                                                                                                                45,038,322

Indiana (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                       Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                               Aaa              7,380,000
          4,150,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             3,735,000
         20,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (United Airlines), Ser. A, 6 1/2s, 11/15/31                              Baa3            20,250,000
         10,480,000  Indianapolis, Local Pub. Impt Bd.. Rev. Bonds, Ser. A,
                       6s, 2/1/11                                                               Aaa             11,226,700
                                                                                                            --------------
                                                                                                                42,591,700

Kansas (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         18,200,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 9.60s, 6/1/31 (acquired various
                       dates from 6/20/91 to 2/14/94,
                       cost $20,181,360) (RES)                                                  Aaa             19,883,500
          9,790,000  Kansas City, Util. Syst. Rev. Bonds, FGIC,
                       6 1/4s, 9/1/14                                                           Aaa             10,450,825
                                                                                                            --------------
                                                                                                                30,334,325

Kentucky (1.2%)
--------------------------------------------------------------------------------------------------------------------------
         11,065,000  Boone Cnty., Poll. Control Rev. Bonds (Dayton
                       Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                Aa3             11,825,719
                     Jefferson Cnty., Hosp. Rev. IF
          3,800,000    6.436s, 10/23/14                                                         Aaa              3,990,000
          6,400,000    6.436s, 10/23/14 (Prerefunded)                                           Aaa              6,872,000
          1,400,000  Mayfield, KY Multi-CityLease VRDN, 3.9s, 7/1/26                            A-1+             1,400,000
                                                                                                            --------------
                                                                                                                24,087,719

Louisiana (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  De Soto Parish, Poll. Control Rev. Bonds
                       (Southwestern Elec. Pwr. Co.), 7.6s, 1/1/19                              A1               7,726,250
         17,800,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              19,580,000
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          8,000,000    8s, 12/1/24                                                              Ba1              8,191,680
          8,565,000    Ser. III, 7.7s, 12/1/14                                                  Ba1              9,185,963
                                                                                                            --------------
                                                                                                                44,683,893

Maine (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,935,000  Bucksport Solid Waste Disp. Rev. Bonds
                       (Champion Intl. Corp.), 6 1/4s, 5/1/10                                   Baa1            12,233,375

Massachusetts (7.9%)
--------------------------------------------------------------------------------------------------------------------------
         15,850,000  Boston, Rev. Bonds (Boston City Hosp.), Ser. A,
                       FHA Insd., 7 5/8s, 2/15/21                                               Aaa             16,567,529
          9,800,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                       Rev. Bonds, MBIA, 6 1/2s, 7/1/05                                         Aaa             10,547,250
                     MA State G.O. Bonds
         11,595,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $14,266,954) (RES)                                                  Aa3             13,073,363
          5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                             Aaa              5,569,069
          5,425,000    Ser. C, AMBAC, 5 3/4s, 8/1/10                                            Aaa              5,736,938
          7,800,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                            Aaa              8,277,750
                     MA State Hlth. & Edl. Fac. Auth. IFB
         11,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.82s, 8/12/21                       Aaa             11,990,000
         18,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.284s, 10/1/31                                                          Aaa             19,620,000
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,370,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                       AAA              5,813,025
          7,000,000    AMBAC, 6.55s, 6/23/22                                                    Aaa              7,420,000
          6,000,000    (Caritas Christian Oblig. Group), Ser. A,
                       5 5/8s, 7/1/20                                                           Baa2             5,490,000
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            4,910,625
          7,000,000    Ser. A, 9s, 7/1/15                                                       BB-/P            7,621,250
                     MA State Port Auth. Rev Bonds
          5,700,000    13s, 7/1/13                                                              Aaa              7,125,000
          5,350,000    FGIC, 7 1/2s, 7/1/20                                                     Aaa              5,556,350
         20,000,000  MA State Rev. Bonds (Grant Anticipation Notes),
                       Ser. A, MBIA, 5 1/2s, 6/15/13                                            Aaa             20,250,000
                                                                                                            --------------
                                                                                                               155,568,149

Michigan (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Detroit, G.O. Bonds, Ser. B, AMBAC, 6 1/4s, 4/1/08                         AAA              7,437,500
          4,400,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                       A2               4,075,500
         11,355,000  Greater Detroit, Res. Recvy. Auth. Rev. Bonds,
                       Ser. A, AMBAC, 6 1/4s, 12/13/08                                          Aaa             12,334,369
         13,845,000  MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                       6.7s, 1/1/26                                                             A-              14,069,981
         10,000,000  MI State Strategic Fund Solid Waste Disp. Rev.
                       Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                           BB-/P           10,812,500
         10,000,000  MI State Strategic Fund Ltd. Rev. Bonds (Detroit
                       Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                                 Aaa              9,387,500
          6,745,000  Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                           Baa3             6,593,238
         10,490,000  Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                       (Northwest Airlines Inc.), 6 3/4s, 12/1/15                               BB+/P           10,962,050
                                                                                                            --------------
                                                                                                                75,672,638

Minnesota (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,010,000  Martin Cnty., Hosp. Rev Bonds (Fairmont
                       Cmnty. Hosp.), 6 5/8s, 9/1/22                                            BB+/P            3,949,850
          4,560,000  MN Agricultural & Econ. Dev. Board Rev. Bonds
                       (Benedictine Health), Ser. A, MBIA,
                       5 1/4s, 2/15/12                                                          AAA              4,520,100
         15,750,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    AA+             16,320,937
                                                                                                            --------------
                                                                                                                24,790,887

Missouri (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         14,400,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2             15,786,000

Montana (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         14,000,000  MT State Hlth. Fac. Auth. Hosp. IFB (Deaconess
                       Med. Ctr.), Ser. B, AMBAC, 9.195s, 3/8/16                                Aaa             14,980,000

Nebraska (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.284s, 11/15/16                                                         Aaa              9,821,250
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
          2,900,000    GNMA Coll., 8.855s, 9/15/24                                              Aaa              3,132,000
          6,300,000    Ser. B, GNMA Coll., 10.065s, 10/17/23                                    Aaa              6,796,125
                                                                                                            --------------
                                                                                                                19,749,375

New Hampshire (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,500,000  NH State Tpk. Sys. IFB, FGIC, 9.475s, 11/1/17                              Aaa             12,442,500

New Jersey (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                       (Continental Airlines, Inc.), 6 1/4s, 9/15/29                            Ba2              7,760,000
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (Raritan Bay Med. Ctr.)
         13,500,000    7 1/4s, 7/1/27                                                           B-/P            13,381,875
          5,800,000    7 1/4s, 7/1/14                                                           B-/P             5,807,250
                     NJ State Trans. Trust Fund Auth. Rev. Bonds
         10,000,000    (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             11,175,000
          5,000,000    Ser. A, 5 5/8s, 6/15/14                                                  AA-              5,112,500
                                                                                                            --------------
                                                                                                                43,236,625

New York (12.9%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.596s,
                       12/1/24 (acquired 5/19/98, cost $13,496,874) (RES)                       A-/P            11,937,500
                     Long Island, Pwr. Auth. NY Elec. Syst.
                       Rev. Bonds, Ser. A
         10,000,000    FSA, 5 1/2s, 12/1/13                                                     Aaa             10,137,500
         14,750,000    FSA, 5 1/2s, 12/1/12                                                     AAA             15,174,063
                     Nassau Cnty., Hlth. Care Corp. Rev. Bonds
          5,000,000    FSA, 6s, 8/1/15                                                          AAA              5,175,000
          4,410,000    FSA, 6s, 8/1/14                                                          AAA              4,586,400
                     NY City, G.O. Bonds
          4,600,000    Ser. F, 8.4s, 11/15/07                                                   Aaa              5,060,000
          4,855,000    Ser. F, 8.4s, 11/15/06                                                   Aaa              5,340,500
          4,635,000    Ser. F, 8.4s, 11/15/05                                                   Aaa              5,098,500
         29,335,000    (Group B), Ser. D, 8 1/4s, 8/1/12                                        Aaa             31,865,144
          9,800,000    Ser. D, 8 1/4s, 8/1/11                                                   Aaa             10,645,250
         13,235,000    Ser. B, MBIA, 6 1/2s, 8/15/10                                            AAA             14,690,850
          6,765,000    Ser. D, MBIA, 6 1/2s, 11/1/09                                            Aaa              7,517,606
         10,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P             10,725,000
         15,000,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 6.9s, 8/1/24                                  Baa1            15,843,750
         20,000,000  NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                       Rev. Bonds, Ser. B, FGIC, 5 1/8s, 6/15/30                                AAA             17,725,000
                     NY State Dorm. Auth. Rev. Bonds
         10,900,000    (Construction City U. Syst.), Ser. A, 6s, 7/1/20                         Baa1            11,213,375
         12,485,000    (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                          Baa1            12,547,425
         23,100,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                            A3              22,522,500
          7,515,000    (North Shore U. Hosp.), MBIA, 5 1/2s, 11/1/11                            Aaa              7,712,269
          5,000,000    (State U. Edl. Facs.), Ser. A, MBIA, 4 3/4s, 5/15/25                     Aaa              4,212,500
          4,400,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund), Ser. A, 7 1/2s, 6/15/12                     Aa2              4,580,972
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
          2,480,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 5/8s, 8/15/17                       A3               2,638,100
          5,450,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 5/8s, 8/15/17
                       (Prerefunded)                                                            A3               5,886,000
         10,000,000  NY State Thruway Auth. Rev. Bonds, 6s, 4/1/12                              Baa1            10,400,000
                                                                                                            --------------
                                                                                                               253,235,204

North Carolina (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Intermountain Pwr. Agcy Rev. Bonds, MBIA,
                       6s, 1/1/18                                                               AAA             10,475,000
         19,700,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC,
                       7.91s, 1/1/25 (acquired various dates from
                       12/28/93 to 4/12/95, cost $23,983,708) (RES)                             Aaa             21,029,750
         11,680,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                       Ser. C, MBIA, 7s, 1/1/13                                                 Aaa             13,534,200
          5,000,000  NC Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                       5 3/4s, 1/1/26                                                           BBB              4,562,500
                                                                                                            --------------
                                                                                                                49,601,450

Ohio (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,494,490  Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                       Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                      A-/P             1,542,837
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
          3,323,000    Ser. A-2, GNMA Coll., 9.618s, 3/24/31                                    Aaa              3,514,073
          7,190,000    GNMA Coll., 7.8s, 3/1/30                                                 AAA              7,380,966
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          7,775,000    Ser. 4, GNMA Coll., 9s, 9/1/18 (acquired
                       various dates from 10/20/93 to 7/10/95,
                       cost $6,383,994) (RES)                                                   AAA              7,182,156
          7,775,000    Interest Only (IO), Ser. 4, GNMA Coll., 9s, 9/1/01                       AAA              1,263,438
         15,000,000  OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                       4 3/4s, 2/15/28                                                          Aaa             12,581,250
                                                                                                            --------------
                                                                                                                33,464,720

Oklahoma (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          6,500,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  BBB+             5,793,125
          9,160,000  Tulsa Muni. Arpt. Trust Rev. Bonds
                       (American Airlines, Inc.), 7 3/8s, 12/1/20                               Baa1             9,583,650
                                                                                                            --------------
                                                                                                                15,376,775

Pennsylvania (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,150,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                       Intl. Arpt.), Ser. A, MBIA, 5 3/4s, 1/1/11                               Baa1             8,404,688
          8,110,000  Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                       6 7/8s, 6/1/16                                                           BBB              8,373,575
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
          6,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             6,517,500
         10,000,000    (Colver), Ser. D, 7 1/8s, 12/1/15                                        BBB-            10,862,500
         12,700,000    Ser. A, 6.4s, 1/1/09 (Northampton Generating)                            BBB-            13,112,750
         20,000,000  PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                       Ser. B, AMBAC, 4 3/4s, 12/1/27                                           Aaa             16,675,000
          3,400,000  Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                            Aaa              2,924,000
         10,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                       (Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (acquired
                       4/11/96, cost $10,062,500) (In default) (NON) (RES)                      B2               3,300,000
                                                                                                            --------------
                                                                                                                70,170,013

Puerto Rico (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,700,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       MBIA, 6 1/4s, 7/1/12                                                     Aaa              7,478,875
         23,355,000  Cmnwlth. of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                       Fac. Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                           Aaa             24,989,850
                                                                                                            --------------
                                                                                                                32,468,725

South Carolina (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,695,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B/P              4,918,013
         13,500,000  Spartanburg Cnty. Hosp. Fac. Rev. Bonds, FSA,
                       6.416s, 4/13/22                                                          Aaa             14,377,500
                                                                                                            --------------
                                                                                                                19,295,513

Tennessee (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Chattanooga, Indl. Dev. Board Rev. Bonds, VRDN
                       (Warehouse Row Ltd.), 3.8s, 12/15/12                                     A-1+             4,000,000
         40,000,000  Metro. Nashville & Davidson Cnty. Hlth. & Ed. Fac.
                       Board Rev. Bonds (Volunteer Hlth. Care)
                       zero %, 6/1/21                                                           Aaa              9,800,000
                                                                                                            --------------
                                                                                                                13,800,000

Texas (9.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,250,000  Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                       Methodist Retirement), Ser. A, 5 7/8s, 11/15/18                          BB+/P            3,973,750
         31,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1            32,472,500
         15,000,000  Dallas Cnty., G.O. Bonds, (Flood Control Dist. (SEG)1),
                       stepped-coupon, zero % (8.5s, 10/1/99), 4/1/16
                       (acquired 11/18/94, cost $10,059,000) (RES) (STP)                        BB-/P           16,931,250
         25,250,000  Gulf Coast, Waste Disposal Auth. Rev. Bonds
                       (Champion Intl. Corp.), 7.45s, 5/1/26                                    Baa1            26,828,125
         12,555,000  Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                       (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                                 AAA             12,759,019
                     Houston, Arpt. Syst. Rev. Bonds
                       (Continental Airlines, Inc.)
         10,880,000    Ser. B, 5.7s, 7/15/29                                                    Ba1              9,710,400
          8,000,000    Ser. C, 5.7s, 7/15/29                                                    Ba1              7,140,000
         10,805,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                       Hlth. Syst.of East TX), 6 7/8s, 2/15/26                                  BBB             11,358,756
         20,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Baylor U. Med. Ctr.), Ser. A, 10.029s, 5/15/16                          Aa2             22,425,000
          3,600,000  San Antonio, Certificates of Obligation, Ser. 2000,
                       5s, 2/1/20                                                               AA+              3,231,000
          3,000,000  San Antonio, G.O. Bonds, Ser. 2000, 5s, 2/1/20                             AA+              2,636,250
          6,500,000  TX State Indl. Dev. Corp. Rev. Bonds
                       (Arco Pipeline Co.), 7 3/8s, 10/1/20                                     A2               7,832,500
          2,700,000  TX State Dept. of Hsg. & Cmnty. Affairs Home
                       Mtge. IFB, Ser. B-2, GNMA Coll., 9.612s, 6/18/23                         AAA              2,804,625
         20,800,000  TX State Rev. Bonds, 6.2s, 9/30/11                                         Aa2             22,568,000
         10,000,000  TX State Tpk. Auth. Rev. Bonds, FGIC, 5 1/2s, 1/1/15                       AAA              9,887,500
                                                                                                            --------------
                                                                                                               192,558,675

Utah (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         19,065,000  Intermountain Pwr. Agcy. Rev. Bonds, (UT State
                       Pwr. Supply), Ser. B, MBIA, 6 1/2s, 7/1/09                               Aaa             21,162,150
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       Ser. A, 8 1/8s, 5/15/15                                                  AAA              6,050,000
                                                                                                            --------------
                                                                                                                27,212,150

Vermont (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,600,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Hosp. Med. Ctr.), FGIC, 7s, 9/1/19                                      Aaa              7,961,000

Virginia (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,500,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 7.934s, 8/23/27                                       Aaa             11,011,875
          5,000,000  Norfolk, Cnty., Wtr. Rev. Bonds, MBIA, 5.9s, 11/1/25                       Aaa              5,118,750
         30,000,000  Winchester, Indl. Dev. Auth. IFB (Winchester
                       Med. Ctr.), AMBAC, 9.195s, 1/21/14                                       Aaa             33,937,494
                                                                                                            --------------
                                                                                                                50,068,119

Washington (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,200,000  Port of Moses Lake, Pub. Corp. Poll. Control Rev.
                       Bonds (Union Carbide Corp.), 7 1/2s, 8/1/04                              Baa2             5,207,800
                     WA State Hlth. Care Fac. Auth. Rev. Bonds
                       (Hutchinson Cancer Ctr.), Ser. D
          8,400,000    7 3/8s, 1/1/18                                                           Aa2              8,830,500
          7,700,000    7.3s, 1/1/12                                                             Aa2              8,085,000
                                                                                                            --------------
                                                                                                                22,123,300

Wisconsin (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,865,000  WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership
                       Dev.), 9.753s, 10/25/22                                                  Aa3              3,022,575
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $1,892,229,335)                                                                $1,952,011,140

PREFERRED STOCKS (0.5%) (a) (RES)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  MuniMae Tax Exempt Bond Subsidiary, LLC 144A,
                       6.875%, cum. pfd. (acquired 5/7/99,
                       cost $6,000,000)                                                                     $    6,060,000
          4,000,000  Charter Mac Equity Issue Trust 144A, 6.625%,
                       cum. pfd. (acquired 6/11/99, cost $4,000,000)                                             3,995,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $10,000,000)                                              $   10,055,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,902,229,335) (b)                                            $1,962,066,140
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,967,456,636.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,902,229,503, resulting in gross unrealized appreciation and depreciation of $104,160,630 and $44,323,993, respectively, or net unrealized appreciation of $59,836,637.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1999 was $149,832,836 or 7.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at September 30, 1999, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1999.

      The fund had the following industry group concentration greater than 10% at September 30, 1999 (as a percentage of net assets):

          Hospitals/Health care      20.3%
          Transportation             19.9
          Utilities                  14.7

      The fund had the following insurance concentration greater than 10% at September 30, 1999 (as a percentage of net assets):

          MBIA                       14.1%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999
                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Muni Index Future (Long) $89,712,719   $90,084,369       Dec. 99    $(371,650)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,902,229,335) (Note 1)                                        $1,962,066,140
-----------------------------------------------------------------------------------------------
Cash                                                                                     96,710
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       28,538,393
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,001,738
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,301,740
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         424,469
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,996,429,190

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 4,113,359
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     19,396,624
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,543,979
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,464,742
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              243,324
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            42,223
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,653
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,060,206
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  103,444
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    28,972,554
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,967,456,636

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,942,187,111
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (4,176,192)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (30,019,438)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           59,465,155
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,967,456,636

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,737,755,128 divided by 201,546,466 shares)                                            $8.62
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                    $9.05
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($219,300,285 divided by 25,441,190 shares)***                                            $8.62
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($637,007 divided by 73,856 shares) ***                                                   $8.63
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,764,216 divided by 1,129,605 shares)                                                  $8.64
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.64)**                                   $8.93
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sale of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sale of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1999
Tax exempt interest income:                                                        $126,832,056
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,292,561
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,194,672
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        30,113
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,713
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,773,673
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,030,043
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       529
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    49,962
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  64,363
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 35,275
-----------------------------------------------------------------------------------------------
Legal                                                                                    36,371
-----------------------------------------------------------------------------------------------
Postage                                                                                 127,161
-----------------------------------------------------------------------------------------------
Other                                                                                   128,977
-----------------------------------------------------------------------------------------------
Total expenses                                                                       18,782,488
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (109,536)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         18,672,952
-----------------------------------------------------------------------------------------------
Net investment income                                                               108,159,104
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      5,292,040
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (5,224,796)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year             (152,688,772)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (152,621,528)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (44,462,424)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  108,159,104  $  110,463,424
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         67,244      10,644,394
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                     (152,688,772)     37,008,150
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                           (44,462,424)    158,115,968
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (96,670,820)   (101,505,109)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (10,680,703)    (10,917,992)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (2,378)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (475,838)       (452,794)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                          (2,118,523)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (267,654)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (11,143)             --
---------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
    Class A                                                                          (3,778,117)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (477,326)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (19,873)             --
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (131,696,702)    (95,697,580)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (290,661,501)    (50,457,507)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,258,118,137   2,308,575,644
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $4,176,192 and
$1,215,384 respectively)                                                         $1,967,456,636  $2,258,118,137
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.30            $9.12            $8.76            $8.74            $8.55
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47              .45              .48              .49              .52
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.66)             .19              .36              .02              .19
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.19)             .64              .84              .51              .71
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.46)            (.46)            (.48)            (.49)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.49)            (.46)            (.48)            (.49)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.62            $9.30            $9.12            $8.76            $8.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                             (2.12)             7.22             9.89             5.94             8.58
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,737,755       $1,998,387       $2,054,537       $2,117,684       $2,237,837
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .81              .81              .78              .78              .78
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.14             4.92             5.40             5.58             6.03
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              11.02            29.61            52.33            92.99            68.23
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.30            $9.12            $8.76            $8.73            $8.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41              .39              .43              .43              .46
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.66)             .19              .36              .03              .20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.25)             .58              .79              .46              .66
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.40)            (.43)            (.43)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                                       (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)            (.40)            (.43)            (.43)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.62            $9.30            $9.12            $8.76            $8.73
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                             (2.76)             6.52             9.18             5.38             8.01
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $219,300         $249,541         $245,759         $250,990         $246,407
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.46             1.46             1.43             1.43             1.43
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.49             4.28             4.75             4.92             5.34
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              11.02            29.61            52.33            92.99            68.23
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                             to September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.24)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.17)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.07)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.63
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.85)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                           $637
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .29*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                 .88*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  11.02
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Feb. 16, 1995+
operating performance                                                Year ended September 30                        to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.32            $9.14            $8.78            $8.75            $8.61
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .44              .43              .45              .46              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.65)             .19              .37              .03              .13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.21)             .62              .82              .49              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.44)            (.46)            (.46)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                         (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.44)            (.46)            (.46)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.64            $9.32            $9.14            $8.78            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (2.40)            6.89             9.55             5.72             5.23*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $9,764          $10,191           $8,280           $5,732           $2,337
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.11             1.11             1.08             1.06              .67*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.84             4.65             5.07             5.26             3.04*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              11.02            29.61            52.33            92.99            68.23
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements with PFTC. (Note 2)



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C, and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge but pay a higher ongoing distribution fee than class B shares, and are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investment, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and distribution required for excise tax purposes. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $3,290,173 to increase distributions in excess of net investment income and $394,738 to increase paid-in-capital, with an decrease to accumulated net realized losses of $2,895,435. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1999, fund expenses were reduced by $109,536 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,692 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $93,898 and $1,194 from the sale of class A and class M shares, respectively and received $337,236 and $0 in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $12,572 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $235,147,585 and $396,056,636, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     16,432,211      $ 148,695,789
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,507,094         58,762,128
-----------------------------------------------------------------------------
                                                22,939,305        207,457,917

Shares
repurchased                                    (36,237,597)      (327,691,753)
-----------------------------------------------------------------------------
Net decrease                                   (13,298,292)     $(120,233,836)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     18,804,997       $172,838,323
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,180,011         56,920,901
-----------------------------------------------------------------------------
                                                24,985,008        229,759,224

Shares
repurchased                                    (35,454,034)      (326,053,162)
-----------------------------------------------------------------------------
Net decrease                                   (10,469,026)      $(96,293,938)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,470,027       $ 22,383,882
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      785,074          7,084,886
-----------------------------------------------------------------------------
                                                 3,255,101         29,468,768

Shares
repurchased                                     (4,648,909)       (41,897,239)
-----------------------------------------------------------------------------
Net decrease                                    (1,393,808)      $(12,428,471)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,568,920        $42,013,565
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      730,503          6,728,105
-----------------------------------------------------------------------------
                                                 5,299,423         48,741,670

Shares
repurchased                                     (5,422,107)       (49,873,672)
-----------------------------------------------------------------------------
Net decrease                                      (122,684)       $(1,132,002)
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                        to September 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         76,151           $660,173
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           88                761
-----------------------------------------------------------------------------
                                                    76,239            660,934

Shares
repurchased                                         (2,383)           (20,642)
-----------------------------------------------------------------------------
Net increase                                        73,856           $640,292
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        362,835         $3,310,536
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       38,929            329,957
-----------------------------------------------------------------------------
                                                   401,764          3,640,493

Shares
repurchased                                       (365,420)        (3,315,180)
-----------------------------------------------------------------------------
Net increase                                        36,344         $  325,313
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        330,633         $3,050,357
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       33,572            309,929
-----------------------------------------------------------------------------
                                                   364,205          3,360,286

Shares
repurchased                                       (176,950)        (1,631,926)
-----------------------------------------------------------------------------
Net increase                                       187,255         $1,728,360
-----------------------------------------------------------------------------

Note 5
Change in Independent
Accountants (Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

The fund has designated 99.93% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $235,103 as capital gain, for its taxable year ended September 30, 1999.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN041-56149 011/322/472 11/99